Q3 2024 Shareholder Letter

2 MICHAEL KLEIN Founder & Managing Partner of M. Klein & Company, Founder of Churchill Capital JACOB DEWITTE Co-founder, CEO, and Board of Directors Member CHRIS WRIGHT Founder & CEO of Liberty Energy, Inc. (NYSE: LBRT) LT. GEN (RET.) JOHN JANSEN United States Marine Corps RICHARD W. KINZLEY Former CFO of Black Hills Corporation (NYSE: BKH) CAROLINE COCHRAN Co-founder & COO of Oklo SAM ALTMAN Founder & CEO of OpenAI “We are entering an era of unprecedented energy demand—rivaled perhaps only by initial conversion to electrification over a century ago. The world is now recognizing nuclear’s role in powering that future. I’m confident we’ll look back on 2024 as the turning point in our mission to deliver clean, reliable, and affordable energy for all. Momentum is building every week—regulators are modernizing, bipartisan support is growing, and some of the most influential companies are investing heavily in the space. At Oklo, our focus on building small-scale, modern fission powerhouses—designed to be easily repeatable—along with our model of selling power directly to customers, allows us to accelerate timelines, reduce complexity, and scale to meet demand. With a site permit and secured fuel, we believe we’re poised to be a leader in deploying advanced nuclear by late 2027. As the world experiences an extraordinary transformation driven by AI, the future demands an equally bold solution for energy. We’re proud to lead the way.” WORLD-CLASS BOARD OF DIRECTORS

Key Q3 milestones 3 Customer Pipeline Regulatory Milestones Added two data center customers to our pipeline DOE approved the Fuel Fabrication Facility Design Secured environmental compliance permit for Idaho site from the DOE These letters of intent (LOIs) increase Oklo’s total announced customer pipeline to 2,100 Megawatts, a 200% increase since our business combination announcement in July 2023. The DOE's approval of the Conceptual Safety Design Report for Oklo's Aurora Fuel Fabrication Facility in Idaho is a key milestone toward using recovered nuclear material to fuel Oklo’s first commercial Aurora powerhouse. This confirms no significant environmental impacts, enabling Oklo to move forward with site characterization. Project Execution Corporate & Business Development Began site preparation for Oklo's first powerhouse Signed term sheet to acquire Atomic Alchemy The Memorandum of Agreement (MOA) with the DOE was signed in September 2024 and allows Oklo to conduct site investigations at our preferred site in Idaho. Oklo intends to make an acquisition of Atomic Alchemy, Inc. in a $25 million all-stock transaction, which will provide unique technology enabling the extraction of radioisotopes as a coproduct of the Oklo fuel recycling process. Radioisotopes are essential materials that are in short supply but have rapidly growing applications in critical cancer treatment, diagnostic imaging, and clean energy.

Major market developments

Data center boom drives shift toward nuclear energy

Due to the rapid growth in data center power needs, along with the massive anticipated increase in power required by AI, tech giants like Microsoft, Google, and Amazon are turning to nuclear energy.[1] In the past quarter, these companies announced deals for new nuclear power builds and reopening existing nuclear sites. Oklo's 50 MW powerhouses present a strong commercial opportunity with scalable technology. With a proven model, early market entry, and reliable baseload power, we believe Oklo is poised to lead in this space.*

AI power use projected to outpace capacity this decade

AI power demand is expected to grow rapidly by 2030, projected to outpace server capacity despite advancements in server efficiency and the development of more energy-efficient AI technologies and applications.[2]


AI Power use, TWh
AI Power demand
Power use per AI server
Max power use per AI Server, KW
250
200
150
100
50
0
5.0
4.0
3.0
2.0
1.0
0.0
2022
2023E
2024E
2025E
2026E
2027E
2028E
2029E
2030E

Growing support for nuclear energy development

Global banks support tripling nuclear capacity

Fourteen financial institutions (e.g., Bank of America and Goldman Sachs) voiced support for tripling nuclear energy capacity by 2050.[3]

HALEU supply chain gets a boost

The U.S. government selected four vendors for up to a $2.7B Uranium Enrichment Contract (including a subsidiary of our partner Centrus Energy Corp.) to develop a U.S. supply chain for HALEU.[4]

New bipartisan bill to support fuel recycling

Congress expressed support for commercial recycling of used nuclear fuel with the Advancing Research in Nuclear Fuel Recycling Act.[5]

*Oklo's model works for companies building data centers, as well as other sectors like defense, industrial and manufacturing, real estate, and oil and gas.

4

Powering AI: New customer updates

Oklo was one of the first advanced nuclear companies to announce deals to power data centers, setting the stage for advanced nuclear energy's AI power supply and giving us a clear market advantage.

EQUINIX

Oklo has a partnership with Equinix, Inc. that includes a $25M pre-payment for a future 20-year PPA for up to 500 MW of power for its data centers.

Oklo has received a non-binding LOI with Prometheus Hyperscale (formerly known as Wyoming Hyperscale) to supply 100 MW of clean power to a state-of-the-art data center campus through a 20-year Power Purchase Agreement (PPA).

Oklo has received two Power Purchase LOIs to provide up to 750 MW of energy for data center projects. This increases Oklo's total customer pipeline to 2,100 MW, a 200% increase since our business combination announcement in July 2023.

Oklo's benefits for data center customers

PROVEN COMMERCIAL TECHNOLOGY

Based on proven fast reactor technology with a low-cost design and sourced from conventional energy supply chains.

BUILD-OWN-OPERATE BUSINESS MODEL

Technology companies don't need to invest in energy operations and can instead simply buy power.

SCALABLE SIZE

Small reactors capable of gigawatt scale and flexibility with phased deployment and 15 MW and 50 MW size options.

"The strong customer response reflects confidence in Oklo's power solutions. Our approach empowers customers to scale sustainably with reliable power aligned with long-term goals—all without the burden of managing the facilities themselves."



JACOB DEWITTE
Co-founder and CEO of Oklo

5

OKLO

Customer pipeline update


Auora Powerhouses
Data Centers

Oklo's repeatable processes and use of multiple, small-scale powerhouses aim to scale to meet the growing power demand with flexibility and efficiency.

CUSTOMER HIGHLIGHTS

Oklo makes it easy for customers to purchase clean, reliable, affordable energy. We are is in active discussions with companies across sectors, including data centers, defense, industrial, manufacturing, real estate, and oil and gas.

- ✓ Strong customer interest post-buisness combination
- ✓ Continued customer development in our pipeline, amounting to 2,100 MW of clean power

WHY CUSTOMERS CHOOSE OKLO

SCALABILITY
Our licensing approach and small powerhouses are designed to be easily repeatable.

ATTRACTIVE BUSINESS MODEL
Oklo makes it easier for our customers who want to buy power, to buy power.

FLEXIBLE MODEL
Multiple 15 MW and 50 MW powerhouses on one site aim to deliver cost-effective, reliable power with lower financing risk.

COST EFFICIENCY
Lower project costs, phased deployment, and adaptable power solutions help optimize ROI and reduce risks.

CUSTOMER TESTIMONIAL

"At Prometheus Hyperscale, we're excited to partner with Oklo to revolutionize how we power operations. Oklo's innovative approach delivers dedicated power directly to our sites, tailored to our needs, ensuring a reliable onsite energy source.

This direct-to-customer model frees us from traditional utilities, streamlining our path from concept to deployment. With Oklo, we're enhancing our scalability and resilience, fueling our growth well into the future."



TRENTON THORNOCK
CEO of Prometheus Hyperscale (formerly known as Wyoming Hyperscale)

6

OKLO

Strategic acquisition

Oklo intends to turn our strategic partnership with Atomic Alchemy into an acquisition to integrate radioisotope production and coproduct sales

Radioisotopes are essential materials used in critical applications such as cancer treatment, space exploration, diagnostic imaging, and clean energy technologies. These materials are currently in short supply.[6] Atomic Alchemy has developed reactor and radioisotope production technologies that generate radioisotopes, which can leverage the nuclides sourced from the nuclear fuel recycling process, from in-reactor irradiation, and from existing used nuclear material.

With this proposed acquisition, Oklo can integrate radioisotope production into our fuel recycling process, creating a complementary revenue stream and helping to strengthen the isotope supply chain. Oklo doesn't expect any near-term increase in operating costs as a result of the acquisition, allowing us to scale our operations efficiently while maintaining our financial discipline.


ATOMIC

Recycling nuclear waste enables reliable and cost-effective fuel supplies.

Radioisotopes are a coproduct of recycling with massive revenue opportunities.

"GOLD-STANDARD" SILICON DOPING FOR NEXT-GENERATION SEMICONDUCTORS

Atomic Alchemy's Neutron Transmutation Doping (NTD) technology is considered the "gold standard" for silicon doping. Using reactor neutrons to convert silicon to phosphorus, NTD enables uniform doping across entire ingots. This scalable process adapts to various semiconductor types, meeting the rising demand for advanced materials. We believe integrating NTD into Oklo's operations could position us as a leader in next-generation semiconductor production and that NTD may be transformative to the semiconductor industry.

"I deeply believe in the importance of abundance and reliable energy for the future, and Oklo's proposed acquisition of Atomic Alchemy opens the door for nuclear technology to play an even greater role in solving critical energy, medical, and industrial challenges."



SAM ALTMAN
Chairman & Board Member of Oklo | Founder & CEO of OpenAI

COMPLEMENTARY TECHNOLOGY

Radioisotope technologies can significantly enhance the economics of nuclear fuel fabrication and recycling through the sales of high-value radioisotope coproducts.

MASSIVE MARKET DEMAND

The market for medical radioisotopes is estimated to be $55.7 billion by 2026,[7] with other sectors expected to grow rapidly with increases in radioisotope supply.

URGENT NEED FOR A NEW SUPPLY CHAIN

Aging infrastructure and foreign reliance highlight the need for a domestic radioisotope supply. Oklo and Atomic Alchemy's facility, expected to be online in 2028/2029, will address this need.

DIVERSE REVENUE OPPORTUNITIES

Oklo's reactor generates radioisotopes as a valuable coproduct of its fuel recycling process, allowing revenue from both coproduct and recycled fuel.

7

*Disclaimer: Oklo proposes to acquire Atomic Alchemy for $25 million in an all-stock transaction. All shares issued to existing shareholders of Atomic Alchemy in connection with the transaction will be subject to multi-year lock-ups. Upon closing, Atomic Alchemy is expected to have minimal immediate impact on Oklo's operating cost structure, and the transaction is not expected to have impact on Oklo's previously announced 2024 outlook.

First commercial deployment

Oklo's Aurora powerhouse progress

Oklo is preparing to deploy our first commercial Aurora Powerhouse at Idaho National Laboratory (INL) in 2027. This powerhouse is set to become one of the first commercial advanced fission plants in the United States.[8] **This quarter, Oklo received major DOE approvals for the Aurora Powerhouse, advancing toward project construction.**



SITE WORK

- Oklo finalized a new Memorandum of Agreement (MOA) with the DOE to advance siting.
  - This MOA enables site assessments, environmental surveys, and geotechnical studies to ensure a smooth transition to construction.
- Oklo completed the Environmental Compliance Permit (ECP) and is preparing to begin geotechnical characterization with a leading provider of infrastructure and environmental solutions.



Oklo's founders at our preferred site in Idaho. (Image: Stand Together)

FUEL DEVELOPMENT

- The Aurora Fuel Fabrication Facility, co-located at INL, reached a significant milestone with the DOE's approval of its Conceptual Safety Design Report (CSDR).
- This facility will enable Oklo to utilize recovered nuclear material as fuel for our first powerhouse.
- The CSDR is the second of four DOE regulatory requirements.

✓ **JANUARY 2024**
Safety Design Strategy approval

✓ **OCTOBER 2024**
CSDR approval

○ **PRIOR TO START OF CONSTRUCTION**
Preliminary Documented Safety Analysis (PSDA)

- 30% completion of the draft PDSA. Targeting submission to the DOE in mid-2025.

○ **PRIOR TO START OF CONSTRUCTION**
Documented Safety Analysis

8

Regulatory update and milestones

Aurora powerhouse licensing steps

Oklo will begin to submit our combined license application (COLA) to the U.S. Nuclear Regulatory Commission (NRC) during the first half of 2025, and aim to leverage the benefits from the ADVANCE Act, which will begin next year.[9] This landmark legislation will lower costs and support Oklo's go-to-market strategy.

1. **PRE-APPLICATION**
Oklo has had extensive engagement with the DOE and NRC to prepare our application for review and begin site preparation work.

2. **COMBINED LICENSE APPLICATION**
In 2025, Oklo plans to submit our first application, which will be a model for future applications.

3. **SUBSEQUENT COMBINED LICENSE APPLICATIONS**
Oklo plans to file subsequent COLAs for additional powerhouses in late 2025 or early 2026.[10]

OKLO'S REGULATORY EXPERIENCE

600+
technical and planning meetings

57
draft and final technical reports

New NRC rule promises faster path for subsequent reactors

The NRC has proposed a rule[11] that would speed up its review process for new reactors. This change would allow the NRC to approve follow-on reactors in just 7 months.[12] With quicker approvals, Oklo can scale more rapidly and meet the growing demand for clean energy.

Expected ADVANCE Act benefits for Oklo

REDUCED FEES
Changes fee structures for advanced reactor applicants, potentially reducing Oklo's hourly licensing costs by over 50%.

EXPEDITED TIMELINES
The ADVANCE Act directs the NRC to consider novel methods of licensing small reactors with unique safety characteristics, like the Oklo reactor, which could lead to even shorter licensing timelines.

CREATES REGULATORY AWARDS
Oklo is well-positioned to receive regulatory awards that would make licensing early plants essentially free.

9

10 Key Q3 financial highlights Oklo's year-to-date cash used in operations sits at $24.9 million, made up of a net loss of $63.3 million, inclusive of an increase of $2.2 million in working capital primarily associated with lower accounts payable, offset by $40.7 million of non-cash impacts. These non-cash impacts included a one-time fair market value adjustment of $7.8 million related to earnout shares payable to Oklo staff who held vested options at the time of the Business Combination, which is also reflected in our year-to-date operating loss of $37.4 million. For the full year 2024 forecast, we remain on target to meet our operating loss estimate of $40-50 million. Year-to-date cash used in operating activities sits at $24.9 million made up of a net loss of $63.3 million offset by non-cash fair market value (FMV) losses of $30 million associated with SAFE notes and $10.8 million associated with stock-based compensation. Both of these non-cash adjustments were required business combination closing entries. Year-to-date loss from operations of $37.4 million included $10.8 million of non-cash stock-based compensation expenses, primarily driven by a one-time, non-cash FMV adjustment of $7.8 million related to earnout shares that would be payable to Oklo staff. Full year 2024 expectations remain in line with prior guidance. At the end of the third quarter, cash and marketable securities were $288.5 million, comprising cash and cash equivalents of $91.8 million and marketable securities of $196.7 million. These balances are primarily driven by $276.0 million in proceeds received at deal closure net-of-fees. Forecasted cash used in operations Forecasted operating loss Cash used in operating activities Loss from operations Cash and Marketable Securities $24.9M $37.4M $288.5M $35–45M $40–50M 9/30 YTD 9/30 YTD 9/30 2024 Outlook 2024 Outlook

OKLO INC. CONDENSED CONSOLIDATED BALANCE SHEETS As of September 30, 2024 (Unaudited) December 31, 2023 (1) Assets Current assets: Cash and cash equivalents $ 91,799,754 $ 9,867,588 Marketable securities 139,590,389 - Prepaid and other current assets 3,436,207 4,330,465 Total current assets 234,826,350 14,198,053 Marketable securities 57,080,461 - Property and equipment, net 679,870 577,671 Operating lease right-of-use assets 1,092,152 82,677 Other assets 115,000 25,361 Total assets $ 293,793,833 $ 14,883,762 Liabilities and stockholders’ equity (deficit) Current liabilities: Accounts payable $ 361,240 $ 2,273,823 Accrued expenses and other 4,019,173 835,541 Operating lease liabilities 466,624 93,935 Total current liabilities 4,847,037 3,203,299 Operating lease liabilities, net of current portion 670,195 - Simple agreements for future equity - 46,042,000 Right of first refusal liabilities 25,000,000 - Total liabilities 30,517,232 49,245,299 Commitments and contingencies Stockholders’ equity (deficit): Class A common stock, $0.0001 par value – 500,000,000 shares authorized; 122,096,270 and 69,242,940 shares issuewd and outstanding as of Sep- tember 30, 2024 and December 31, 2023, respectively 12,210 6,924 Additional paid-in capital 385,363,981 27,124,983 Accumulated deficit (124,820,677) (61,493,444) Accumulated other comprehensive income 2,721,087 - Total stockholders’ equity (deficit) 263,276,601 (34,361,537) Total liabilities and stockholders’ equity $ 293,793,833 $ 14,883,762 11 (1) Derived from audited financial statements.

2024 2023 2024 2023 Operating expenses Research and development $ 5,049,070 $ 1,707,457 $ 19,428,854 $ 5,457,176 General and administrative 7,232,018 2,956,338 17,993,599 5,895,883 Total operating expenses 12,281,088 4,663,795 37,422,453 11,353,059 Loss from operations (12,281,088) (4,663,795) (37,422,453) (11,353,059) Other income (loss) Change in fair value of simple agreements for future equity - (4,083,000) (29,919,959) (6,578,000) Interest and dividend income 2,546,886 78,839 4,403,763 79,301 Total other income (loss) 2,546,886 (4,004,161) (25,516,196) (6,498,699) Loss before income taxes (9,734,202) (8,667,956) (62,938,649) (17,851,758) Income taxes (224,963) - (388,584) - Net loss (9,959,165) (8,667,956) (63,327,233) (17,851,758) Deemed dividend - earnout and founder shares - - (487,934,600) - Net loss attributable to common stockholders $ (9,959,165) $ (8,667,956) $ (551,261,833) $ (17,851,758) Net loss per share: Basic and diluted – Class A common stock $ (0.08) $ (0.13) $ (0.65) $ (0.32) Net loss per share attributable to common stockholders: Basic and diluted – Class A common stock $ (0.08) $ (0.13) $ (5.65) $ (0.32) Weighted average number of common shares outstanding – basic and diluted – Class A common stock 122,134,375 68,450,929 97,581,987 55,502,066 (Unaudited) Nine Months Ended September 30, Three Months Ended September 30, OKLO INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS 12

Nine Months Ended September 30, 2024 2023 Cash flows from operating activities Net loss $ (63,327,233) $ (17,851,758) Adjustments to reconcile net loss to net cash used in operating activities: Depreciation and amortization 180,420 36,514 Change in fair value of simple agreements for future equity 29,919,959 6,578,000 Accretion of discount on marketable debt securities (261,145) - Stock-based compensation 10,750,780 144,196 Change in operating assets and liabilities: Prepaid and other current assets (833,202) 81,974 Other assets (89,639) 25,909 Accounts payable (1,924,326) 203,972 Accrued expenses and other 630,339 423,118 Operating lease liabilities 33,409 (15,562) Net cash used in operating activities (24,920,638) (10,373,637) Cash flows from investing activities Purchases of property and equipment (282,619) (60,087) Purchase of marketable debt securities (261,081,678) - Proceeds from redemptions of marketable debt securities 67,393,060 - Net cash used in investing activities (193,971,237) (60,087) Cash flows from financing activities Proceeds from recapitalization 276,209,768 - Proceeds from exercise of stock options 439,922 38,675 Proceeds from right of first refusal liability 25,000,000 - Proceeds from simple agreements for future equity 10,232,000 12,315,000 Payment of deferred issuance costs (11,057,649) (1,563,558) Net cash provided by financing activities 300,824,041 10,790,117 Net increase in cash and cash equivalents 81,932,166 356,393 Cash and cash equivalents – beginning of year 9,867,588 9,653,528 Cash and cash equivalents – end of period $ 91,799,754 $ 10,009,921 Supplemental disclosure of cash flow information Cash paid for interest $ - $ - Cash paid for income taxes 356,890 - Supplemental noncash investing and financing activities Reclassification of deferred issuance costs in connection with business combination $ 3,604,235 $ - Reclassification of simple agreements for future equity in connection with business combination 86,193,959 - Deferred issuance costs included in accounts payable - 1,463,614 OKLO INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited) 13

6 November 13–15, 2024 Miami New Orleans Virtual Scottsdale November 21, 2024 December 2–5, 2024 December 4, 2024 December 4, 2024 December 11, 2024 December 5–6, 2024 Virtual Deer Valley New York January 13–15, 2025 January 14, 2025 Upcoming events Jefferies New Nuclear Conference Cantor Crypto, Digital Assets & AI Infrastructure UBS Global Technology and AI Conference Janney's 2nd Annual Clean Energy Investment Symposium B. Riley Securities' Crypto & Energy Infrastructure Conference Bank of America Clean Energy Symposium Craig-Hallum Virtual Nuclear Conference UBS Global Energy & Utilities Winter Conference Needham 27th Annual Needham Growth Conference 14 New York New York

This letter includes statements that express Oklo’s opinions, expectations, objectives, beliefs, plans, intentions, strategies, assumptions, forecasts or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements.” The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” or, in each case, their negative or other variations or comparable terminology, and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this letter and include statements regarding our intentions, beliefs or current expectations concerning, among other things, the timing, goals and benefits of nuclear fuel recycling, environmental benefits and goals of Oklo’s projects, results of operations, financial condition, liquidity, prospects, growth, strategies and the markets in which Oklo operates. Such forward-looking statements are based on information available as of the date of this letter, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. As a result of a number of known and unknown risks and uncertainties, the actual results or performance of Oklo may be materially different from those expressed or implied by these forward-looking statements. The following important risk factors could affect Oklo’s future results and cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements: risks related to the deployment of Oklo’s powerhouses; the risk that Oklo is pursuing an emerging market, with no commercial project operating; regulatory uncertainties; the potential need for financing to construct plants; market, financial, political, environmental and legal conditions; the effects of competition; the risk that an agreement with Atomic Alchemy and the potential acquisition thereof do not materialize or fail to produce the expected benefits; changes in applicable laws or regulations; and the outcome of any government and regulatory proceedings and investigations and inquiries. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties of the other documents filed by Oklo from time to time with the U.S. Securities and Exchange Commission. The forward-looking statements contained in this letter and in any document incorporated by reference are based on current expectations and beliefs concerning future developments and their potential effects on Oklo. There can be no assurance that future developments affecting Oklo will be those that Oklo has anticipated. Oklo undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. FORWARD LOOKING STATEMENTS 15

1. U.S. Department of Energy. U.S. Department of Energy Signs Off on Oklo Fuel Fabrication Facility Design Concept. Published October 15, 2024. Accessed October 31, 2024. https:// www.energy.gov/ne/articles/us-department-energy-signs-oklo-fuel-fabrication-facility- design-concept 2. Goldman Sachs. AI, data centers and the coming US power demand surge. Published April 28, 2024. Accessed October 31, 2024. https://www.goldmansachs.com/pdfs/insights/ pages/generational-growth-ai-data-centers-and-the-coming-us-power-surge/report.pdf 3. PR Newswire. 14 Major Global Banks and Financial Institutions Express Their Support for Effort to Triple Nuclear Energy by 2050. Published September 23, 2024. Accessed October 31, 2024. https://www.prnewswire.com/news-releases/14-major-global-banks- and-financial-institutions-express-their-support-for-effort-to-triple-nuclear-energy- by-2050-302255609.html 4. U.S. Department of Energy. Biden-Harris Administration Announces 6 Contracts to Spur America’s Domestic HALEU Supply Chain as Part of Investing in America Agenda. Published October 8, 2024. Accessed October 31, 2024. https://www.energy.gov/ne/articles/biden- harris-administration-announces-6-contracts-spur-americas-domestic-haleu-supply 5. U.S. Congress. S.5157 - Advancing Research in Nuclear Fuel Recycling Act of 2024. 118th Congress. Accessed October 31, 2024. https://www.congress.gov/bill/118th-congress/ senate-bill/5157 6. British Institute of Radiology. Important reports on supply of Medical Radioisotopes. Accessed November 12, 2024. https://www.bir.org.uk/media-centre/news/2013/april/ important-reports-on-supply-of-medical-radioisotopes.aspx#:~:text=Over%20the%20 last%20few%20years,You%20can%20view%20them%20here 7. World Nuclear News. China eyes expansion of radioisotope industry. Published November 6, 2024. Accessed November 12, 2024. https://www.world-nuclear-news.org/articles/china- eyes-expansion-of-radioisotope-industry 8. U.S. Department of Energy. U.S. Department of Energy Signs Off on Oklo Fuel Fabrication Facility Design Concept. Published October 15, 2024. Accessed October 31, 2024. https:// www.energy.gov/ne/articles/us-department-energy-signs-oklo-fuel-fabrication-facility- design-concept 9. U.S. Congress. S.1111 - ADVANCE Act of 2023. 118th Congress. Accessed October 31, 2024. https://www.congress.gov/bill/118th-congress/senate-bill/1111 10. U.S. Nuclear Regulatory Commission. Combined License Applications for New Reactors. Accessed October 31, 2024. https://www.nrc.gov/reactors/new-reactors/large-lwr/col.html 11. Utility Dive. NRC updates streamlined environmental review proposal for new nuclear reactors. Published October 9, 2024. Accessed October 30, 2024. https://www.utilitydive. com/news/nrc-streamlined-environmental-review-new-nuclear-reactors/729355/ 12. U.S. Nuclear Regulatory Commission. Preliminary White Paper – Nth-of-a-Kind Micro- Reactor Licensing and Deployment Considerations. Published September 2024. Accessed October 30, 2024. https://www.nrc.gov/docs/ML2426/ML24268A310.pdf#:~:text=The%20 micro-reactors%20considered%20in%20this%20paper CITATIONS 16